NATIXIS FUNDS

Supplement dated July 1, 2014 to the Natixis Funds Statement of Additional Information, dated February 1, 2014, as may be revised and supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Growth Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles High Income Fund	Loomis Sayles Value Fund
Loomis Sayles International Bond Fund

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Effective July 1, 2014, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has added a breakpoint to the advisory fee of the Loomis Sayles Global Equity and Income Fund (“Global Equity and Income Fund”). Accordingly, the first table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Global Equity and Income Fund:

Fund	Date of Agreement	Advisory fee payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Global Equity and Income Fund	October 30, 2000, amended July 1, 2014	0.750% of the first $2 billion 0.730% of amounts in excess of $2 billion

LOOMIS SAYLES STRATEGIC INCOME FUND

Effective July 1, 2014, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has added a breakpoint to the advisory fee of the Loomis Sayles Strategic Income Fund (“Strategic Income Fund”). Accordingly, the first table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Strategic Income Fund:

Fund	Date of Agreement	Advisory fee payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Strategic Income Fund	September 12, 2003, amended July 1, 2008 and July 1, 2014	0.650% of the first $200 million 0.600% of the next $1.8 billion 0.550% of the next $13 billion 0.540% of the next $10 billion 0.530% of amounts in excess of $25 billion

ALL FUNDS

Effective July 1, 2014, the below paragraph should be added to the section “Fund Charges and Expenses” after the sub-section of “Sales Charges and Distribution and Service (12b-1) Fees”:

Transfer Agency Expenses

NGAM Advisors has given a binding contractual undertaking to the Loomis Sayles Growth Fund and Loomis Sayles Investment Grade Bond Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.